Exhibit 10.17

Execution Version

October 11, 2023

STRICTLY CONFIDENTIAL

Bluejay Diagnostics, Inc.

360 Massachusetts Avenue, Suite 203

Acton, MA 01720

Attn: Neil Dey, Chief Executive Officer

Dear Mr. Dey:

Reference is made to the engagement letter (the “Engagement Letter”), dated August 7, 2023, by and between Bluejay Diagnostics, Inc. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright shall serve as the exclusive underwriter, agent, or advisor in any Offering of Securities of the Company. Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Letter.

The Company and Wainwright hereby agree to amend the definition of the Term as set forth in Paragraph B of the Engagement Letter, as follows:

The Term of Wainwright’s exclusive engagement shall continue to be in effect and shall end on the earlier of (A) ninety (90) days following the earlier of (i) such date that the Securities and Exchange Commission (the “SEC”) notifies the Company that it will not review a registration statement on Form S-1 filed by the Company in connection with an Offering (an “S-1 Registration Statement”), (ii) such date that the SEC notifies the Company that it has no additional comments to such an S-1 Registration Statement in case of a “limited” or “full” review, and (iii) such date that the Company consummates a private placement Offering hereunder, and (B) April 1, 2024.

Except as expressly set forth above, all of the terms and conditions of the Engagement Letter shall continue in full force and effect after the execution of this amendment and shall not be in any way changed, modified or superseded except as set forth herein.

This amendment shall be construed and enforced in accordance with the laws of the State of New York, without regards to conflicts of laws principles. This amendment may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

* * * * *

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

IN WITNESS WHEREOF, this agreement is executed as of the date first set forth above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward D. Silvera
	Name:	Edward D. Silvera
	Title:	Chief Operating Officer

Accepted and Agreed:

Bluejay Diagnostics, Inc.

By:	/s/ Neil Dey
	Name:	Neil (Indranil) Dey
	Title:	President & CEO